SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):August 5, 1996 (August 5, 1996)


                            FIRST ESSEX BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                     0-16143                 04-2943217
     (State or Other            (Commission File           (IRS Employer
     Jurisdiction of                 Number)           Identification Number)
     Incorporation)


                                 71 Main Street
                                Andover, MA 01810
                    (Address of Principal Executive Offices)


                                 (508) 475-4313
              (Registrant's Telephone Number, including Area Code)

























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Item 5.           OTHER EVENTS.

On August 5, 1996, First Essex Bancorp, Inc. ("Bancorp") entered into an Agreement and Plan of Reorganization (the "Acquisition Agreement") by and among Bancorp, Finest Financial Corp., a New Hampshire corporation ("Finest"), and Pelham Bank and Trust Company, a New Hampshire trust company and the wholly owned subsidiary of Finest ("Pelham"). Pursuant to the Acquisition Agreement, Finest shall merge with and into Bancorp (the "Acquisition"). In conjunction with the consummation of the Acquisition and pursuant to an Agreement and Plan of Merger dated as of August 5, 1996 between Pelham and First Essex Bank, FSB (the "Bank"), Pelham will be merged with and into the Bank, (the "Bank Merger Agreement"), and, thereafter, Pelham's three New Hampshire branches will be operated as branch offices of the Bank. Upon the effectiveness of the Acquisition, the shareholders of Finest will receive cash and/or shares of common stock of Bancorp with an aggregate value of $20.25 in exchange for their current shares of Finest common stock. Subject to certain restrictions, Finest's shareholders may elect to receive all cash, all stock or any combination thereof, provided that 50% of the total number of outstanding Finest shares shall be converted into shares of Bancorp common stock. The portion of the purchase price to be paid in stock may be increased, up to a maximum of 62%, to the extent necessary to preserve the tax-free nature of the Acquisition.

The Acquisition and related merger of Pelham into the Bank are intended to constitute tax-free reorganizations and no gain or loss is expected to be recognized by Bancorp, the Bank, Finest or Pelham. The Acquisition will be accounted for as a purchase.

The Acquisition Agreement provides each party with certain customary termination rights, including failure to complete the Acquisition by July 31, 1997. In addition, under certain circumstances, if the Acquisition is not completed and, within twelve months following the termination of the Acquisition Agreement, Finest engages in, or it is proposed that Finest engage in, an Alternative Transaction (as defined in the Acquisition Agreement), Finest has agreed to pay Bancorp a fee in the amount of $2 million.

The consummation of the Acquisition and the transactions contemplated by the Acquisition Agreement are subject to certain conditions, including, among others, approval from the stockholders of Bancorp and Finest and receipt of all necessary regulatory approvals. No assurance can be given that the acquisition will be consummated.

Certain additional information regarding the Acquisition is contained in Bancorp's press release (the "Press Release") dated August 5, 1996, included as an exhibit hereto and incorporated herein.

Bancorp has also scheduled a telephonic  meeting with,  among others,  financial
analysts  who  follow   Bancorp's   stock.   Certain   materials   prepared  for
dissemination during such meeting are included as an exhibit hereto.


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CAUTIONARY  STATEMENT FOR PURPOSES OF THE PRIVATE  SECURITIES  LITIGATION REFORM
ACT OF 1995

This Current Report and the exhibits attached hereto contains certain "forward-looking statements," including statements concerning plans, objectives, future events or performance, assumptions, and other statements which are other than statements of historical fact. Bancorp wishes to caution readers that the following important factors, among others, may have affected, and could in the future affect, Bancorp's actual results and could cause Bancorp's actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by, or on behalf of, Bancorp herein.

Economic Conditions and Real Estate Risk. Bancorp's lending operations are concentrated primarily in Massachusetts and southern New Hampshire and Finest's lending operations are concentrated in New Hampshire. As a result, the financial condition and results of operations of the combined company will be subject to the effects of changes in the business cycle and downturns in the local, regional and national economies, as well as other general economic conditions, particularly, the conditions in the single-family or multi-family residential real estate markets prevailing in those states. In an economic downturn, there tends to be a run-off in deposits. If economic conditions in those states worsen or if the market for residential real estate in particular declines, the combined company may not be able to originate the volume of high quality single-family or multi-family residential mortgage loans or achieve the level of deposits on which the forward-looking statements are based.

The New Hampshire economy and its real estate market showed signs of recovery in 1994 and 1995 from the recessionary levels of the early 1990's, and consequently Finest's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding Finest's results of operations assume that the New Hampshire economy and real estate market will continue the trend of improvement. A worsening of current economic conditions or a significant decline in real estate values in New Hampshire could cause actual results to vary materially from the forward-looking statements.

Similarly, the Massachusetts economy and its real estate market showed signs of recovery in 1994 and 1995 from earlier recessionary levels, and consequently Bancorp's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding Bancorp's results of operations assume that the Massachusetts economy and real estate market will continue the trend of improvement. A worsening of current economic conditions or a significant decline in real estate values in Massachusetts could cause actual results to vary materially from the forward-looking statements.

Interest Rate Risk. Each of Bancorp and Finest realizes its income principally from the differential between the interest earned on loans, investments and other interest-earning assets, and the interest paid on deposits, borrowings and other interest-bearing liabilities. Net interest spreads are affected by the difference between the repricing characteristics of interest-earning assets and deposits and other liabilities. Loan volumes and yields, as well as those of investments, deposits and borrowings, are affected by market interest rates. Generally, Bancorp will experience increased interest rate spreads during



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sustained periods of downward interest rate movement and decreased interest rate spreads during sustained periods of upward interest rate movement. In contrast, Finest will experience increased interest rate spreads during sustained periods of upward interest rate movement and decreased interest rate spreads during sustained periods of downward interest rate movement. To the extent that interest rates generally are increasing during the period to which the forward-looking statements apply, the combined company's actual interest rate spread, and thus net income, may be materially less than set forth in the forward-looking statements.

Operational Issues. The forward-looking statements utilize Finest's internal estimates of growth and results of operations and generally make no provisions for any possible negative effects of the Acquisition. In addition, the forward-looking statements estimate certain cost savings from the consolidation of operations which may not materialize or which may be delayed as a result of difficulties in consolidating operations. To the extent that events differ from the assumptions, actual results of operations may vary materially from the forward-looking statements.

The ability of the combined company to operate efficiently, at least in the short term, will be enhanced by the ability to retain existing management personnel. If Bancorp is not able to retain certain key management personnel of Finest, the consolidation of the two companies may be more time-consuming, difficult and expensive, and may negatively affect the predicted cost savings.

The forward-looking statements assume that the deposit base of both Bancorp and Finest will remain substantially intact pending the Acquisition and will grow at historical rates following the Acquisition. To the extent that the change in ownership of Finest or other factors result in either a temporary or long-term loss of deposits, actual results of operations may vary materially from the forward-looking information presented.

Competition. Bancorp and Finest both face significant competition in their respective markets. Increasing consolidation within the banking and financial services industry, as well as increased competition from larger regional and out-of-state banking organizations and nonbank providers of various financial services, may adversely affect the combined company's ability to meet its financial goals. Many of these large competitors have more significant financial resources, larger market share and greater name recognition in the market area served by the combined company than the combined company will itself have. The existence of such competitors may make it difficult for the combined company to achieve the financial goals reflected in the forward-looking statements.

Laws and Regulations. The business of Bancorp and Finest are subject to federal and state regulation. Changes in laws and regulations, including federal and state banking laws and regulations, with which Bancorp and its subsidiaries must comply, and the associated costs of compliance with such laws and regulations, could cause actual results to vary from the forward- looking statements. Changes in accounting policies and practices, as may be adopted by applicable regulatory


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agencies as well as by the Financial Accounting Standards Board, or in Bancorp's
organization, compensation and benefit plans also could cause actual results to vary from the forward-looking statements.



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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release of Bancorp dated August 5, 1996.

         99.2     Analyst Meeting Materials




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST ESSEX BANCORP, INC.


Date: August 5, 1996                   By:  /s/ David W. Dailey
                                           David W. Dailey
                                           Executive Vice  President and Chief
                                           Financial Officer